Exhibit 32.2

                                  Certification
                       pursuant to 18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
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In connection  with the Quarterly  Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934 on Form 10-Q of the Company for the quarterly period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, Gary C. Parks, Treasurer, Secretary and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2)     the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                           /s/ Gary C. Parks
                           -----------------------------------------------
                           Gary C. Parks
                           Treasurer, Secretary and Chief Financial Officer (Principal Financial and Accounting Officer) August 9, 2006